EXECUTION VERSION

EXHIBIT 10.4

COMMON STOCK PURCHASE AGREEMENT
This Common Stock Purchase Agreement (this “Agreement”) is dated as of November 29, 2017, between VICI Properties Inc., a Maryland corporation (the “Company”), and each purchaser, or the investment advisor or manager for one or more purchasers, identified on Schedule 1 hereto (as amended from time to time pursuant to the terms hereof) (each a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in Section 6.1.
WHEREAS, contemporaneously with the execution of this Agreement, the Company is entering into an agreement to acquire certain real property and buildings and other improvements commonly known as Harrah’s Las Vegas Hotel & Casino (the “Acquisition Agreement”, and, together with related agreements and transactions, the “Acquisition”), and will use the proceeds from the sale of shares of its Common Stock hereunder to finance a portion of the purchase price for the Acquisition.
WHEREAS, the Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Rule 506(c) of Regulation D (“Regulation D”), as promulgated by the Commission under the Securities Act, or another applicable exemption.
WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, shares of Common Stock as more fully described in this Agreement.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE 1
PURCHASE AND SALE
1.1    Purchase and Sale. Subject to the terms and conditions of this Agreement, and contemporaneously with, and subject to the concurrent closing of the Acquisition, the Company agrees to sell, and each Purchaser, severally and not jointly, agrees to purchase, the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, for the purchase price per share and the aggregate purchase price set forth on such Schedule, as such Schedule may be updated prior to Closing in accordance with Section 1.5.
1.2    Delivery of Subscription Amounts into Escrow. Subject to Section 3.7, at least four (4) Business Days prior to the scheduled Closing Date, each Purchaser shall deliver to the applicable escrow agent, via wire transfer of immediately available funds, an amount equal to such Purchaser’s Subscription Amount as set forth on Schedule 1 hereto. Each Purchaser’s Subscription Amount will be released by the applicable escrow agent to the Company or its designee pursuant to such direction to be agreed upon by the parties hereto and thereto and in accordance with the terms and conditions of the Escrow Agreement and, in all cases, only upon the satisfaction (or waiver) of each condition set forth in Article IV hereof.

1.3    Closing. The Closing will occur on the date (the “Closing Date”) that is concurrent with the closing date of the Acquisition. On the Closing Date, the applicable escrow agent (or the respective Purchaser, as applicable) shall deliver to the Company or its designee, via wire transfer of immediately available funds, an amount equal to the aggregate of the Purchasers’ Subscription Amounts as set forth on Schedule 1 hereto, and the Company shall, substantially simultaneously, deliver to each Purchaser, among other things, its respective Shares. The Closing shall occur at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, or such other location as the parties may mutually agree.
1.4     Delivery of Shares. Delivery to each Purchaser of the Shares acquired by such Purchaser pursuant to this Agreement will be made by the Company to the account of such Purchaser, at the Closing. The Shares will be issued and held in book-entry form with the Company’s transfer agent (the “Transfer Agent”) and registered in the name of the Purchasers, and the Company shall use commercially reasonable efforts to ensure that within two (2) Business Days after the Closing Date, the Transfer Agent shall issue a Direct Registration System (DRS) statement evidencing that the Shares have been issued and are held in book-entry form.
1.5    Update to Schedule 1. Notwithstanding the foregoing or anything to the contrary herein, the Company may, in its sole and absolute discretion, without the consent of any Purchaser reflected on Schedule 1 on the date of this Agreement (the “Initial Committing Purchasers”), for a period of seven (7) Business Days following the date of this Agreement (the “Update Period”), amend Schedule 1 to reflect additional Purchasers accepted by the Company in its sole and absolute discretion (“New Committing Purchasers”); provided that the total Subscription Amounts of all Purchasers shall not exceed $1,000,000,000.00; provided further that the Subscription Amount for each Initial Committing Purchaser shall not exceed or be less than each such Initial Committing Purchaser’s initial Subscription Amount without obtaining such Initial Committing Purchaser’s written consent. In addition, if the Company is able to sell all of the Shares at a price per Share that is at least $0.50 greater than the price per Share set forth on Schedule 1 on the date of this Agreement prior to the end of the Update Period, then the Company may, in its sole discretion, amend Schedule 1 to this Agreement to reflect such new price per Share and such New Committing Purchasers that will purchase all (but not less than all) of the Shares at such higher price; provided, that in such event, each Initial Committing Purchaser may, in its sole discretion, elect to purchase up to 50% of its initial allocation of Shares at such higher price; provided further that if any Initial Committing Purchaser does not so elect by the date that is one (1) Business Day after the end of the Update Period, each such Initial Committing Purchaser’s initial allocation of Shares shall be reduced to 0%. At 5:00 p.m. on the date that is the last day of the Update Period, the Company shall, if applicable, update Schedule 1 to reflect the foregoing and such New Committing Purchasers shall deliver their signature pages and become parties to this Agreement. Furthermore, if any Purchaser (the “Defaulting Purchaser”) fails to fund its Subscription Amount when due under this Agreement (the “Closing Date Funding Date”) or the Escrow Agreement (the “Escrow Funding Date”), as applicable (the “Available Amount”), then the Company shall promptly notify the Initial Committing Purchasers (other than the Defaulting Purchaser, if the Defaulting Purchaser is an Initial Committing Purchaser) and each of the Initial Committing Purchasers (other than the Defaulting Purchaser, if the Defaulting Purchaser is an Initial Committing Purchaser) shall have the right to acquire its pro rata share of the Available Amount within (x) two hours after notice of such right with respect to a Closing Date Funding Date or (y) one (1) Business Day after notice of such right with respect to an Escrow Funding Date; and with respect to any portion of the Available Amount that is not acquired by such Initial Committing Purchasers, the Company may allocate such portion to one or more Purchasers in its sole discretion (and the Company may amend Schedule 1 to reflect the foregoing as applicable). For the avoidance of doubt, no Initial Committing Purchaser’s initial Subscription Amount shall be increased without obtaining any such Initial Committing Purchaser’s written consent.

1.6    Put Option Premium. On the earlier of (x) the Closing Date and (y) the Termination Date, as defined below, the Company shall pay or cause to be paid to each of the Initial Committing Purchasers (or its respective designees) cash in an amount equal to 2.0% of the product of (x) the aggregate number of Shares set forth opposite each Initial Committing Purchasers name on Schedule 1 hereto as of the date hereof and prior to any amendment thereto and (y) $18.50 (the “Put Option Premium”) by wire transfer of immediately available funds to the accounts specified in writing by such Initial Committing Purchaser to the Company prior to the Closing Date or on the Termination Date, as applicable. For the avoidance of doubt, no Initial Committing Purchaser shall be entitled to receive its respective Put Option Premium if it is required to fund its initial Subscription Amount pursuant to the terms of this Agreement on or prior to the Closing Date, as applicable, but fails to so fund. The Parties shall treat the provisions of this Agreement as put options with respect to the Shares and the Put Option Premiums as premium payments with respect to such put options for all U.S. federal income tax purposes, and the Company shall not be entitled to withhold any amount, or permit any amount to be withheld, with respect to the payment of the Put Option Premiums under any provision of the Code.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES
2.1    Representations and Warranties of the Company. Except as set forth in the SEC Reports, as defined below, the Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and as of the Closing Date (except for those representations and warranties that speak as of a specific date, which are made as of such date):
(a)    Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its charter or bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).
(b)    Subsidiaries. All of the direct and indirect subsidiaries of the Company required to be set forth in the SEC Reports are set forth in SEC Reports (each a “Subsidiary” and collectively, the “Subsidiaries”). Except as set forth in the SEC Reports, the Company owns all of the capital stock or other equity interests of each Subsidiary free and clear of any Lien, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities. Each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. No Subsidiary is in violation or default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. Each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals, as defined below. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)    Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person or other entity of any kind, in connection with the execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby (including, without limitation, the issuance and delivery of the Shares), other than such filings, if any, as are required to be made under applicable Federal and state securities laws, such filings, if any, as are required under the Securities Act and the Exchange Act, and such filings, if any, as are required to be made with the Financial Industry Regulatory Authority, Inc. or any Gaming Authorities (the “Required Approvals”).

(f)    Issuance of the Shares. The issuance of the Shares is duly authorized and, when issued and paid for in accordance with the Transaction Documents, the Shares will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock currently issuable pursuant to the Transaction Documents.
(g)    Capitalization. As of the date of this Agreement, and prior to giving effect to the issuance of the Shares, the Company’s issued and outstanding capital stock consisted of 246,224,886 shares of Common Stock and no shares of preferred stock. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. Except for this Agreement and as set forth in the SEC Reports, and except for outstanding awards under the Company’s employment agreements, equity incentive plans and director compensation programs, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, any shares of Common Stock, or contracts or commitments by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or any debt, preferred stock, rights, options, warrants or other instruments that is convertible into or exercisable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”). The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers).
(h)    SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials filed prior to the date hereof, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(i)    Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest unaudited financial statements included within the SEC Reports, and except as set forth in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, except in connection with the payment of the exercise price of, or withholding taxes for, awards under the Company’s equity incentive plans, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to the Company’s existing employment agreements, equity incentive plans and director compensation programs.
(j)    Litigation. There is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) would be likely to, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.
(k)    Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority, or (iii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not reasonably be expected to result in a Material Adverse Effect.
(l)    Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.
(m)    Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(n)    Title to Real and Personal Property. (i) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by each, in each case free from Liens, encumbrances and defects that materially interfere with the use made or to be made thereof by the Company or its subsidiaries; and (ii) the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions, except in each case for such Liens, encumbrances, defects and exceptions that (1) are typically encountered in the development and acquisition of land, including unentitled land, and other properties, or (2) individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(o)    Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee and director compensation and benefits, including equity awards under any equity incentive plans of the Company.
(p)    Sarbanes-Oxley. The Company is in compliance with the requirements of the Sarbanes-Oxley Act of 2002 that are applicable to the Company and effective as of the date hereof, and any and all rules and regulations promulgated by the Commission thereunder that are applicable to the Company and effective as of the date hereof and as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.
(q)    Certain Fees. The Purchasers shall have no obligation with respect to any advisory, structuring or similar fees, or with respect to any claims made by or on behalf of other Persons for such fees, that may be due in connection with the transactions contemplated by the Transaction Documents.
(r)    Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The Company has offered the Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(s)    Registration Rights. Other than the rights being granted to the Purchasers pursuant to the Registration Rights Agreement contemplated by this Agreement and as provided in agreements contemplated by the Plan (as defined in the Company’s Form 10-Q for the period ended September 30, 2017), no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.
(t)    Tax Status. Except for matters that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary (i) has made or filed all necessary federal, state, foreign and local income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.
(u)    Acknowledgment Regarding Purchasers’ Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares.
(v)    No Disqualification Events. With respect to the Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.
(w)    Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.
(x)    REIT Status. The Company operates in conformity with the requirements for qualification and taxation as a “real estate investment trust” under Sections 856 through 860 of the Code; and the method of operation for the Company and its subsidiaries as described in the SEC Reports will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code.

2.2    Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby makes the following representations and warranties to the Company as of the date hereof and as of the Closing Date (except for those representations and warranties that speak as of a specific date, which are made as of such date):
(a)    Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
(b)    Understandings or Arrangements. Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Shares in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.
(c)    Purchaser Status; Investment Experience. Such Purchaser has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Shares.  Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Such Purchaser is an existing investor in the Company, can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares including the risk of loss of the entire investment. Except for the representations and warranties expressly set forth in this Agreement, such Purchaser has independently evaluated the merits and risks of its decision to enter into this Agreement and disclaims reliance on any other such representations or warranties, either expressed or implied, by or on behalf of the Company. Such Purchaser has completed and executed an Accredited Investor Certificate in the form attached hereto as Exhibit B.
(d)    Reliance on Exemptions. Such Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in significant part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

(e)    Disqualifying Events. Such Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under Regulation D of the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).
(f)    Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and the risk factors set forth therein. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares, including the Acquisition and the Transactions, which have been requested by the Purchaser. Such Purchaser and its advisors, if any, have been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser understands that its investment in the Shares involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Such Purchaser is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Shares and the transactions contemplated by this Agreement.
(g)    No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.
(h)    Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which such Purchaser is a party have been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Purchaser of this Agreement and each Transaction Document to which the Purchaser is a party and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to such Purchaser, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(i)    Transfer Restrictions; Legends. The Purchaser understands that (i) the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they have not been registered under the Securities Act and are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances; (ii) the Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Agreement, and that the Shares must be held by the Purchaser indefinitely, and that the Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) in addition to any other applicable legends (including without limitation a statement that the Company will furnish a full statement about certain restrictions on ownership and transferability to a holder of Company Common Stock on request therefrom and without charge thereto), the Shares will be subject to the following legend until the earlier of (1) such date as the Shares have been registered for resale by the Purchaser or (2) the date the Shares are eligible for sale under Rule 144 under the Securities Act:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
and (iv) upon the request of a holder of Shares or its permitted assigns (the “Requesting Party”), the Company, at its sole cost and expense, shall remove the legend described above or instruct the Transfer Agent to so remove such legend) from the certificates evidencing Shares or book-entry account maintained by the Transfer Agent if the circumstances in sub-clauses (1) or (2) in the foregoing clause (iii) occur and, in connection with a request to remove the legend from Shares, the Requesting Party or its broker shall deliver to the Transfer Agent and Company a customary broker representation letter certifying to the Transfer Agent and Company that the Requesting Party is not an Affiliate (as defined under the Securities Act) of Company and the length of time such Shares have been held by the Requesting Party.

(j)    No Limitation. Such Purchaser is not subject to or bound by any agreement, order of court or similar legal restriction which would prevent or materially restrict Purchaser’s performance hereunder.
(k)    Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing on the date at which such Purchaser and the Company entered into a confidentiality and non-disclosure agreement related to the transactions contemplated hereunder (a "Confidentiality Agreement"') and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. Confidentiality

ARTICLE III
OTHER AGREEMENTS OF THE PARTIES
3.1    Taking of Necessary Action. Each of the Company and the Purchasers shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Company and each Purchaser will use its commercially reasonable efforts to make all filings and obtain all consents of governmental authorities that may be necessary or, in the reasonable opinion of the Company, advisable for the consummation of the transactions contemplated by the Transaction Documents.
3.2    Use of Proceeds. The Company shall use the proceeds from the sale of the Shares to finance a portion of the purchase price for the Acquisition, and for working capital and general corporate purposes of the Company and its Subsidiaries.
3.3    Tax Information. The Company shall cooperate with the Purchasers and provide the Purchasers with any reasonably requested tax information related to their ownership of the Shares.

3.4    Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the Business Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby and (b) issue a Current Report on Form 8-K within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. No Purchaser shall issue any press release with respect to the transactions contemplated hereby nor otherwise make any public statement without the prior consent of the Company, except if such disclosure is required by law, in which case the disclosing party shall, to the extent permitted by law, promptly provide the Company with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or its investment adviser, or include the name of any Purchaser or its investment adviser in any filing with the Commission or any regulatory agency, without the prior consent of such Purchaser, except (a) in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is in connection with a regulatory proceeding or a dispute or is required by law or regulation, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).
3.5    Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “blue sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.
3.6    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Acquisition and other Transactions, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser with any information that the Company believes constitutes or may constitute material non-public information, including with respect to the parties to the Acquisition Agreement, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.
3.7    Closing Escrow. The parties hereto shall use commercially reasonable efforts to enter into the Escrow Agreement as promptly as practicable and in any event no later than the date that is five (5) Business Days prior to the scheduled Closing Date; provided that if the Escrow Agreement has not been entered into on or prior to such date, or the Escrow Agreement has been entered into on or prior to such date but a Purchaser has not funded its aggregate Subscription Amount to the escrow agent thereunder on the date that is four (4) Business Days prior to the scheduled Closing Date, then any Purchaser that has not funded its aggregate Subscription Amount to the escrow agent by such date shall instead fund its aggregate subscription amount directly to the Company via wire transfer of immediately available funds on the Closing Date.

3.8    Indemnification of Purchasers. Subject to the provisions of this Section 3.8, the Company will indemnify and hold each Purchaser harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement. If any action shall be brought against any Purchaser in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser. Any Purchaser shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel and one local counsel. The Company will not be liable to any Purchaser under this Agreement for any settlement by a Purchaser effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed, or to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement. The indemnification required by this Section 3.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to (x) any cause of action or similar right of any Purchaser against the Company or others, and (y) any liabilities the Company may be subject to pursuant to law.
3.9    Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares pursuant to this Agreement.
3.10    Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities (other than pursuant hereto) during the period commencing with the execution of this Agreement and ending at the earlier of such time that (i) the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 3.4 or (ii) the Company has given notice to the Purchaser pursuant to Section 7 of the Confidentiality Agreement. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 3.4 of this Agreement, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in this Agreement and otherwise provided to the Purchaser in connection with this transaction in compliance with and subject to the terms and conditions of the Confidentiality Agreement.
3.11    Accredited Investor Certificate. On or prior to its execution of this Agreement, each Purchaser shall deliver to the Company a completed and executed Accredited Investor Certificate confirming such Purchaser’s status as an “accreditor investor” under Rule 506 of Regulation D, and providing the information contemplated by Section 506(c) thereunder, in the form of Exhibit B hereto.

3.12    Registration Rights Agreement. On the Closing Date, the Company and Purchasers shall enter into the Registration Rights Agreement.
3.13    Gaming Laws and Compliance. Each Purchaser, severally and not jointly with the other Purchasers, acknowledges and agrees that the Company has received and/or may be required to receive approvals, licenses and/or findings of suitability from various Gaming Authorities, is required to comply with the Gaming Laws of such Gaming Authorities, and imposes terms and conditions related to the ownership and transfer of its capital stock in its charter, bylaws or other organizational or charter documents. Accordingly, as a result of the ownership of the Shares, each Purchaser, severally and not jointly with the other Purchasers, acknowledges and agrees that the Purchaser will timely make the appropriate filings with such Gaming Authorities, timely respond to any requests or inquiries from such Gaming Authorities, and otherwise comply with such Gaming Laws. For the purposes of this Section 3.13, (a) “Gaming Authorities” means all international, national, foreign, domestic, federal, state, provincial, regional, local, tribal, municipal and other regulatory and licensing bodies, instrumentalities, departments, commissions, authorities, boards, officials, tribunals and agencies, regulating gaming activities or related activities of the Company, including the ownership and leasing of real estate to casino operators, and (b) “Gaming Laws” means all applicable laws, statutes, ordinances pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gaming activities or related activities and all orders, decrees, rules, rulings, and regulations, of any Gaming Authority applicable to the businesses or activities of the Company or any of its subsidiaries in any jurisdiction, as in effect from time to time, including the policies, interpretations and administration thereof by the Gaming Authorities. Each Purchaser severally acknowledges that such restrictions and other compliance requirements imposed by the charter of the Company are applicable to the Shares and to Purchaser as the purchaser thereof, and that any certificate for the Shares will be imprinted with the legend set forth in Section 8.12 of the charter of the Company (which, and the terms of which, shall be equally applicable to the Shares, even if not certificated).
3.14    REIT Ownership Limits. Each Purchaser severally acknowledges that the charter of the Company imposes certain ownership limits and other restrictions on the Common Stock (and other capital stock) of the Company, including the Purchasers in respect of the Shares, in order to enable the Company to qualify as a “real estate investment trust” under the Code. Accordingly, each Purchaser severally represents and warrants to the Company that, prior to and upon and following the purchase of Shares pursuant to this Agreement, the Purchaser does not and will not Beneficially Own or Constructively Own more than 9.8% of the Common Stock. For purposes of the foregoing sentence, “Beneficially Own”, “Constructively Own”, and “Beneficial Ownership” and “Constructive Ownership” shall have the meanings ascribed to each in the charter of the Company. Each Purchaser further severally acknowledges that the restrictions on transferability of the shares of Common Stock imposed by the charter of the Company are applicable to the Shares and Purchaser as the purchaser thereof, and that any certificate for the Shares will be imprinted with the legend set forth in Section 7.2.9 of the charter of the Company (which, and the terms of which, shall be equally applicable to the Shares, even if not certificated).

ARTICLE IV.
CONDITIONS TO CLOSING
4.1    Mutual Conditions. The obligations of the Company and the Purchasers hereunder to consummate the transaction contemplated hereby shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (which may be waived in writing in whole or in part by each party in its sole discretion with respect to itself):
(a)    No legal Impediment to Issuance. No statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority, and no judgment, injunction, decree or order of any federal, state or foreign court shall have been issued that prohibits the issuance of the Shares.
(b)    Acquisition. The conditions to closing of the Acquisition (other than any such conditions related to the Closing) have been, or will be contemporaneously with the Closing, waived or satisfied in accordance with the terms of the Acquisition Agreement.
4.2    Conditions to the Obligations of the Purchasers. The obligations of the Purchasers hereunder to consummate the transaction contemplated hereby shall be subject to the satisfaction prior to the Closing Date of the following condition (which may be waived in whole or in part by each party in its sole discretion):
(a)    Representations and Warranties. (i) The representations and warranties of the Company contained in Section 2.1(a), Section 2.1(b), Section 2.1(c), Section 2.1(d)(i) and Section 2.1(f) of this Agreement (collectively the “Specified Representations”) shall be true and correct as of the Closing (except for those representations and warranties made as of a specific date shall be required to be true and correct as of such date only); and (ii) the representations and warranties with respect to the Seller and the Property (as such terms are defined in the Acquisition Agreement) set forth in Section 7.2 of the Acquisition Agreement that are material to the interests of the Purchasers shall be true and correct as of the Closing, but only to the extent that Buyer (as defined in the Purchase Agreement) has the right to terminate its obligations under the Acquisition Agreement or decline to consummate the Acquisition as a result of the breach of such representations and warranties in the Acquisition Agreement; except in the case of each of clause (i) and (ii), to the extent that the failure to be so true and correct shall not, individually or in the aggregate, result in a Material Adverse Effect.
4.3    Conditions to the Obligations of the Company. The obligations of the Company hereunder to consummate the transaction contemplated hereby shall be subject to the satisfaction prior to the Closing Date of the following condition (which may be waived in whole or in part by the Company in its sole discretion):

(a)    Representations and Warranties. The representations and warranties of each Purchaser contained in Section 2.2(a) of this Agreement shall be true and correct both when made and as of the Closing (except for those representations and warranties made as of a specific date shall be required to be true and correct as of such date only).
4.4    Company Deliveries. At the Closing, subject to the terms and conditions of this Agreement, the Company will deliver or cause to be delivered to each Purchaser:
(a)    The Shares, as provided in Section 1.4, free and clear of all Liens;
(b)    The Registration Rights Agreement;
(c)    A customary certificate of the Secretary of the Company dated as of the Closing Date;
(d)    reasonably satisfactory evidence that the Acquisition has been consummated or shall be consummated, substantially simultaneously with the Closing;
(e)    Customary legal opinions; and
(f)    A customary cross-receipt.
4.5    Purchaser Deliveries. At the Closing, subject to the terms and conditions of this Agreement, each Purchaser will deliver or cause to be delivered to the Company:
(a)    The Registration Rights Agreement; and
(b)    A customary cross-receipt.
ARTICLE V.
MISCELLANEOUS
5.1    Termination.
(a)    The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:
(i) Upon the mutual written consent of the Company and Purchasers entitled to purchase a majority of the Shares to be purchased by the Purchasers;
(ii) Automatically, if the Acquisition Agreement shall have been terminated pursuant to its terms prior to Closing; and;
(iii) Automatically, if the Closing has not occurred on or prior to December 30, 2017 (the earliest to occur of the foregoing clauses (i) and (ii) and December 30, 2017, the “Termination Date”).
(b)    In the event of termination of the obligations of the Company and the Purchasers to effect the Closing pursuant to this Section 5.1, written notice thereof shall forthwith be given to the Purchasers by the Company. Nothing in this Section 5.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement.
5.2    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, including any fees and expenses incurred in order to obtain any filings, consents, waivers, approvals authorizations, permits or other orders from any Gaming Authority necessary in connection this Agreement; provided, that the Company shall pay the reasonable and documented fees, disbursements and other charges of Cravath, Swaine & Moore LLP, in connection with this Agreement and the Transactions, up to a cap of $500,000.00 The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.
5.3    Entire Agreement. The Transaction Documents, together with any exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
5.4    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail at the facsimile number or electronic mail address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail at the facsimile number or electronic mail address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5    Amendments; Waivers. Except as otherwise set forth in this Agreement, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of a modification, supplement or amendment, by the Company and all of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
5.6    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
5.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Affiliate to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Purchasers.”
5.8    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
5.9    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.
5.10    Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

5.11    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
5.12    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
5.13    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
5.14    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.
5.15    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16    Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.
ARTICLE VI.
DEFINITIONS
6.1    Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 6.1:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.
“Escrow Agreement” means the escrow agreement contemplated by Section 3.7 hereof, by and among the Company and the applicable escrow agent, pursuant to which the Purchasers shall deposit Subscription Amounts with the applicable escrow agent to be released to the Company at the Closing or, to the extent this Agreement is terminated prior to Closing in accordance with its terms, to be returned to the Purchasers.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Lien” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, but in any event excluding the terms and provisions of the charter of the Company designed to protect the status of the Company as a real estate investment trust and to permit and assure compliance with applicable gaming laws, including those which provide the Company with certain rights of repurchase or redemption.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof).

“Proceeding” means any action, claim, suit, investigation or proceeding.
“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit C attached hereto.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.
“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).
“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder as indicated on Schedule 1 opposite such Purchaser’s name, in United States dollars and in immediately available funds.
“Transaction Documents” means this Agreement, the Acquisition Agreement, the Registration Rights Agreement, the Escrow Agreement, all exhibits and schedules thereto and hereto and any documents or agreements delivered pursuant hereto in connection with the transactions contemplated hereunder.
“Transactions” means the Acquisition and the debt financing of the Acquisition and related transactions that are occurring contemporaneously with the foregoing.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VICI Properties Inc.

By:	/s/ Mary E. Higgins
Name: Mary E. Higgins
Title: Chief Financial Officer, Treasurer

Address for Notice:

Kramer Levin Naftalis & Frankel. LLP
1177 Avenue of the Americas
New York, NY 10036
Attention: Chris Auguste and John Bessonette
Fax: 212-715-8000
E-mail: cauguste@kramerlevin.com; jbessonette@kramerlevin.com

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Quantum Partners LP
Signature of Authorized Signatory of Purchaser: /s/ Thomas O’Grady
Name of Authorized Signatory: Thomas O’Grady
Title of Authorized Signatory: Attorney-in-Fact

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT

Name of Purchaser: Canyon Capital Advisors LLC, on behalf of its participating funds and managed accounts
Signature of Authorized Signatory of Purchaser: /s/ John P. Plaga
Name of Authorized Signatory: John P. Plaga
Title of Authorized Signatory: Authorized Signatory

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Senator Global Opportunity Master Fund LP
Signature of Authorized Signatory of Purchaser: /s/ Evan Gartenlaub
Name of Authorized Signatory: Evan Gartenlaub
Title of Authorized Signatory: Authorized Person

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: HBK Master Fund L.P.
Signature of Authorized Signatory of Purchaser: /s/ Jon L. Mosle III
Name of Authorized Signatory: Jon L. Mosle III, Authorized Signatory of HBK Services LLC, investment advisor to the Purchaser

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser:
For and on behalf of Pentwater Capital Management, LP
As investment advisor to:
PWCM Master Fund Ltd
Oceana Master Fund Ltd
Pentwater Equity Opportunities Master Fund Ltd
Pentwater Merger Arbitrage Master Fund Ltd
MAP 98 Segregated Portfolio
Signature of Authorized Signatory of Purchaser: /s/ Neal Nenadovic
Name of Authorized Signatory: Neal Nenadovic____________________________
Title of Authorized Signatory: Chief Financial Officer________________________

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Monarch Debt Recovery Master Fund Ltd, by Monarch Alternative Capital LP, as investment manager
Signature of Authorized Signatory of Purchaser: /s/ Chris Santana
Name of Authorized Signatory: Chris Santana
Title of Authorized Signatory: Managing Principal

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Monarch Capital Master Partners III LP, by Monarch Alternative Capital LP, as investment manager
Signature of Authorized Signatory of Purchaser: /s/ Chris Santana
Name of Authorized Signatory: Chris Santana
Title of Authorized Signatory: Managing Principal

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Monarch Capital Master Partners IV LP, by Monarch Alternative Capital LP, as investment manager
Signature of Authorized Signatory of Purchaser: /s/ Chris Santana
Name of Authorized Signatory: Chris Santana
Title of Authorized Signatory: Managing Principal

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: MCP Holdings Master LP, by Monarch Alternative Capital LP, as investment manager
Signature of Authorized Signatory of Purchaser: /s/ Chris Santana
Name of Authorized Signatory: Chris Santana
Title of Authorized Signatory: Managing Principal

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT

Name of Purchaser: Monarch Special Opportunities Master Fund Ltd, by Monarch Alternative Capital LP, as investment manager
Signature of Authorized Signatory of Purchaser: /s/ Chris Santana
Name of Authorized Signatory: Chris Santana
Title of Authorized Signatory: Managing Principal

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Taconic Opportunity Master Fund L.P.
Signature of Authorized Signatory of Purchaser: /s/ Peyton McNutt

Name of Authorized Signatory: Peyton McNutt
Title of Authorized Signatory: Associate General Counsel

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Taconic Master Fund 1.5 L.P.
Signature of Authorized Signatory of Purchaser: /s/ Peyton McNutt
Name of Authorized Signatory: Peyton McNutt
Title of Authorized Signatory: Associate General Counsel

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: HG Vora Special Opportunities Master Fund, Ltd.
Signature of Authorized Signatory of Purchaser:
By: HG Vora Capital Management, LLC, in its capacity as investment adviser
/s/ Mandy Lam
Name of Authorized Signatory: Mandy Lam

Title of Authorized Signatory: Authorized Signatory
Address for Notice:

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Silver Point Capital Fund, L.P., by Silver Point Capital, L.P., its Investment Manager
Signature of Authorized Signatory of Purchaser: /s/ Steven Weiser
Name of Authorized Signatory: Steven Weiser
Title of Authorized Signatory: Authorized Signatory

PURCHASER SIGNATURE PAGE TO
VICI PROPERTIES INC. COMMON STOCK PURCHASE AGREEMENT
Name of Purchaser: Silver Point Capital Fund, L.P., by Silver Point Capital, L.P., its Investment Manager
Signature of Authorized Signatory of Purchaser: /s/ Steven Weiser
Name of Authorized Signatory: Steven Weiser
Title of Authorized Signatory: Authorized Signatory

EXHIBIT B

ACCREDITED INVESTOR CERTIFICATE

Part 1
The undersigned Purchaser is an accredited investor (as defined in Rule 501(a) of Regulation D of the Securities Act) because such Purchaser is (please check all that apply):

A natural person whose current individual net worth, or joint net worth with the Purchaser’s spouse, exceeds $1,000,000, excluding the value of the primary residence of such natural person;

A natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Regulation D of the Securities Act;

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

A bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual capacity or fiduciary capacity;

A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”);

An insurance company as defined in section 2(a)(13) of the Securities Act;

An investment company registered under the Investment Company Act of 1940;

A business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

A Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

A private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940; or

An entity in which all of the equity owners are accredited investors.
NOTE: If the undersigned Purchaser is an entity selecting only this item, each equity owner must complete and sign a separate Certificate;

Part 2
VERIFICATION OF ACCREDITED INVESTOR STATUS

Please check one of the following verification methods and provide the required documentation when you return this Certificate. Natural persons may utilize any of the following verification methods. All other Purchasers should utilize method 3.

•
(Method 1) Income Test: For the Purchaser and, if relying on the joint income qualification, the Purchaser’s spouse, provide (i) copies of any IRS form that reports your income in each of the past two years of at least $200,000 for an individual income qualifier or $300,000 for a joint income qualifier, including, but not limited to, a Form W-2 (Wage and Tax Statement), Form 1099 (report of various types of income), Schedule K-1 of Form 1065 (Partner’s Share of Income, Deductions, Credits, etc.) or Form 1040 (U.S. Individual Income Tax Return), and (ii) a written statement signed by you (and your spouse, if a joint income qualifier) that states you have a reasonable expectation of reaching the income level necessary to qualify as an accredited investor during the current year.

•
(Method 2) Net Worth Test: For the Purchaser and, if relying on the joint net worth qualification, the Purchaser’s spouse, provide (i) one or more of the below listed types of documentation, dated within the past three months, for both assets and liabilities, and (ii) a written statement signed by you (and your spouse, if a joint net worth qualifier) that states all liabilities necessary to make a determination of net worth have been disclosed.

a)	For Assets: bank statements, brokerage statements, and other statements of securities holdings, certificates of deposit, tax assessments and appraisal reports issued by independent third parties.

b)	For Liabilities: a consumer report (aka a credit report) from at least one nationwide consumer reporting agency.

•
(Method 3) Third Party Professional: Provide a signed, written statement from a registered broker- dealer, an SEC-registered investment adviser, a licensed attorney, or a certified public accountant that states that he, she or it has taken reasonable steps to verify that the Purchaser is an accredited investor within the last three months and has determined that the Purchaser is an accredited investor.

Part 3

PURCHASER REPRESENTATIONS

The undersigned as, or on behalf of, the Purchaser—

▪
Certifies that it is a sophisticated investor, and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in VICI Properties Inc. (the “Company”), and, if a resident of a certain state, meets any additional suitability standards applicable to it under state law;

▪
Certifies that it has been given full and complete access to all information with respect to the Company and the Company’s proposed activities that the Purchaser and its purchaser representative, if any, has/have deemed necessary to evaluate the merits and risks of an investment in the Company;

▪	Warrants and represents that the foregoing responses are complete and accurate to the best of its knowledge and belief;

▪	Understands that it must provide all required supporting documentation when returning this Certificate;

▪
Agrees to provide such further information as may be reasonably requested by the Company to verify its responses and will notify the Company in writing regarding any material change in its responses prior to the Company’s issuance of its shares;

▪
Understands that, even if the undersigned completes and executes this Certificate and provides all additional supporting documentation requested by the Company, the Company may in its discretion determine that the Purchaser does not satisfy the qualifications receive Company shares;

▪	Understands that the Company is relying upon the representations in this Certificate and upon the supporting documentation to be delivered in connection with the Certificate; and

▪
Agrees to indemnify and hold harmless the Company, its directors, officers, shareholders, representatives and agents, and any person who controls any of the foregoing, against any and all loss, liability, claim, damage and expense (including reasonable attorneys’ fees) arising out of or based upon any misstatement or omission in this Certificate or supporting documentation or any failure by it to comply with any covenant or agreement made by it in this Certificate.

[Signature Page Follows]

ACCREDITED INVESTOR CERTIFICATE

SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________________, 2017.

For entities: __________________________________ Name of entity By: ________________________ Name: Title:	For individuals: __________________________________ Print Name __________________________________ Signature

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

EXECUTION VERSION

VICI PROPERTIES INC.
REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November [__], 2017 by and among VICI Properties Inc., a Maryland corporation (the “Company”), and the Holders (as defined below) of Company Common Stock (as defined below) listed on Schedule I hereto. The Company and the Holders are referred to collectively herein as the “Parties”. Capitalized terms used herein have the meanings set forth in Section 1.
WITNESSETH:
WHEREAS, the Parties hereto have entered into that certain Common Stock Purchase Agreement, dated as of November [__], 2017 (the “Purchase Agreements”), which pursuant to which the Holders will purchase from the Company shares of Company Common Stock (the “Transaction”); and
WHEREAS, the Transaction is being consummated simultaneously herewith; and
WHEREAS, the Holders and the Company desire to enter into this Agreement to provide the Holders with certain rights relating to the registration of the Company Common Stock;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, and intending to be legally bound, the Parties agree as follows:
1.Definitions. As used in this agreement, the following terms shall have the respective meanings set forth in this Section 1:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
“Agreement” has the meaning set forth in the preamble.
“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405.
“beneficially owned”, “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event.
“Bought Deal” has the meaning set forth in Section 2(a)(v).
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Capital Stock” means with respect to a corporation, any and all shares, interests or equivalents of capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and any and all options, warrants and other securities that at such time are convertible into, or exchangeable or exercisable for, any such shares, interests or equivalents (including, without limitation, any note or debt security convertible into or exchangeable for shares of Company Common Stock).
“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.
“Company” has the meaning set forth in the preamble.
“Company Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.
“Demand Notice” has the meaning set forth in Section 2(b)(i).
“Demand Registration” has the meaning set forth in Section 2(b)(i).
“Demand Registration Statement” has the meaning set forth in Section 2(b)(i).
“Demand Request” has the meaning set forth in Section 2(b)(i).
“Due Diligence Information” has the meaning set forth in Section 4(p).
“Effective Date” means the closing date of the transactions contemplated by the Purchase Agreement
“Effectiveness Period” has the meaning set forth in Section 2(b)(iv).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“FINRA” means the Financial Industry Regulatory Authority or any successor regulatory authority agency.
“Follow-On Holdback Period” has the meaning set forth in Section 6(b)(ii).
“Form S-3 Shelf” has the meaning set forth in Section 2(a)(i).
“Form S-11 Shelf” has the meaning set forth in Section 2(a)(i).
“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.
“Holdback Period” has the meaning set forth in Section 6(b)(i).

“Holdback Registrable Securities” means, with respect to any Holdback Period or Follow-On Holdback Period, any securities that constitute Registrable Securities as of the time that such period commences, whether or not such securities cease to be Registrable Securities during such period.
“Holder” and “Holder of Registrable Securities” means each Person that is party to this Agreement on the date hereof and any Person who hereafter becomes a party to this Agreement pursuant to Section 10(g) of this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to beneficially own any Registrable Securities.
“Holder Indemnified Persons” has the meaning set forth in Section 8(a).
“Holders of a Majority of Included Registrable Securities” means Holders of a majority of the Registrable Securities included in a Demand Registration or Underwritten Shelf Takedown, as applicable. For the avoidance of doubt, only Registrable Securities held by Persons who are party to this Agreement as of the date hereof or who thereafter execute a joinder in accordance with Section 10(g) shall be considered in calculating a majority of the Registrable Securities.
“Holders of a Majority of Registrable Securities” means Holders of a majority of the Registrable Securities For the avoidance of doubt, only Registrable Securities held by Persons who are party to this Agreement as of the date hereof or who thereafter execute a joinder in accordance with Section 10(g) shall be considered in calculating a majority of the Registrable Securities.
“Included Registrable Securities” means the Registrable Securities included in a Demand Registration or Underwritten Shelf Takedown, as applicable.
“Indemnified Persons” has the meaning set forth in Section 8(b).
“indemnifying party” has the meaning set forth in Section 8(c).
“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433, relating to an offer of the Registrable Securities.
“Lock-Up Agreement” has the meaning set forth in Section 6(a).
“Losses” has the meaning set forth in Section 8(a).
“Maximum Offering Size” has the meaning set forth in Section 2(a)(vi).
“Other Registrable Securities” means (a) Company Common Stock (including Company Common Stock beneficially owned as a result of, or issuable upon, the conversion, exercise or exchange of any other Capital Stock), (b) any securities issued or issuable with respect to, on account of or in exchange for Company Common Stock, whether by stock split, stock dividend, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise, (c) any options, warrants or other rights to acquire Company Common Stock, and (d) any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a) and (b) above, in each case beneficially owned by any other Person who has rights to participate in any offering of securities by the Company pursuant to a registration rights agreement or other similar arrangement (other than this Agreement) with the Company or any direct or indirect parent of the Company relating to the Company Common Stock; provided, that in the case of an Underwritten Shelf Takedown or an Underwritten Demand, Other Registrable Securities shall be limited to the securities of the class and series being offered in such Underwritten Shelf Takedown or Demand Registration.
“Parties” has the meaning set forth in the preamble.
“PDF” means portable document format (.pdf).
“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.
“Piggyback Eligible Holders” has the meaning set forth in Section 2(c)(i).
“Piggyback Notice” has the meaning set forth in Section 2(c)(i).
“Piggyback Offering” has the meaning set forth in Section 2(c)(i).
“Piggyback Registration” has the meaning set forth in Section 2(c)(i).
“Piggyback Request” has the meaning set forth in Section 2(c)(i).
“Plan” means the Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code dated January 17, 2017, for Caesars Entertainment Operating Company, Inc. pursuant to the Bankruptcy Code.
“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.
“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Public Offering” means any sale or distribution to the public of Capital Stock of the Company pursuant to an offering registered under the Securities Act, whether by the Company, by Holders and/or by any other holders of the Company’s Capital Stock.
“Purchase Agreement” has the meaning set forth in the Recitals.
“Qualified Holder” means a Holder who, together with its Affiliates, beneficially owns in the aggregate twenty percent (20%) or more of the Registrable Securities issued as of  the date hereof; provided that, for purposes of Sections 2(a)(x), 2(b)(i), 2(b)(iv), and 2(e), the term “Qualified Holder” shall include any two or more Holders acting together who, together with their Affiliates, own in the aggregate twenty percent (20%) or more of such Registrable Securities.
“Questionnaire” has the meaning set forth in Section 2(a)(ii).
“Registrable Securities” means (a) the Company Common Stock issuable pursuant to the Purchase Agreement, and (b) any securities issued or issuable with respect to, on account of or in exchange for the securities referred to in clause (a), whether by way of split, dividend, distribution, combination, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected), in each case that are beneficially owned on or after the date hereof by the Holders and their Affiliates or any transferee or assignee of any Holder or its Affiliates after giving effect to a transfer made in compliance with Section 10(g), all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall not be Registrable Securities when (i) a Registration Statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144 and such Registrable Securities are thereafter freely transferable by such Person (without limitations on volume) without registration under the Securities Act, (iii) such Registrable Securities cease to be outstanding, or (iv) such Registrable Securities are eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1).
“Registration Expenses” has the meaning set forth in Section 5.
“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act and other applicable law, including an Automatic Shelf Registration Statement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Related Party” has the meaning set forth in Section 10(r).
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, limited partners, general partners, shareholders, subsidiaries, managed accounts or funds, managers, management company, investment manager, affiliates, principals, employees, agents, investment bankers, attorneys, accountants, advisors, consultants, fund advisors, financial advisor and other professionals of such Person, in each case, in such capacity, serving on or after the date of this Agreement.

“road show” has the meaning set forth in Section 8(a).
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Sale Transaction” has the meaning set forth in Section 6(b)(i).
“Seasoned Issuer” means an issuer eligible to use a registration statement on Form S-3 under the Securities Act and who is not an “ineligible issuer” as defined in Rule 405 promulgated by the Commission pursuant to the Securities Act.
“Securities” has the meaning set forth in Section 6(b)(i).
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees of a Holder not included within the definition of Registration Expenses.
“Shelf Period” has the meaning set forth in Section 2(a)(i).
“Shelf Public Offering Requesting Holder” has the meaning set forth in Section 2(a)(iv).
“Shelf Registrable Securities” has the meaning set forth in Section 2(a)(v).
“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-11 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415 under the Securities Act, pursuant to Section 2(a)(i).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(i).
“Shelf Takedown Notice” has the meaning set forth in Section 2(a)(v).
“Shelf Takedown Request” has the meaning set forth in Section 2(a)(v).
“Subsidiary” means, when used with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (a) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (b) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.
“Suspension Event” has the meaning set forth in Section 2(e).
“Suspension Notice” has the meaning set forth in Section 2(e).
“Suspension Period” has the meaning set forth in Section 2(e).
“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.
“Transaction” has the meaning set forth in the Recitals.
“Underwritten Demand” means a Demand Registration conducted as an underwritten Public Offering.
“Underwritten Shelf Takedown” has the meaning set forth in Section 2(a)(iv).
“WKSI” means a “well known seasoned issuer” as defined under Rule 405.
2.Registration.
(a)    Shelf Registration.
(i)    Filing of Shelf Registration Statement. Promptly after the Effective Date, but in no event later than 75 days after the Effective Date, to the extent permitted by the Commission’s rules and regulations, the Company shall file a Registration Statement for a Shelf Registration on Form S-11 covering the resale of all of the Registrable Securities beneficially owned by the Holders on a delayed or continuous basis (the “Form S-11 Shelf”). After the Company becomes a Seasoned Issuer or WKSI, the Company shall convert the Form S-11 Shelf to a Registration Statement on Form S-3 (or other appropriate short form registration statement then permitted by the Commission’s rules and regulations) covering the resale of all of the Registrable Securities beneficially owned by the Holders on a delayed or continuous basis (the “Form S-3 Shelf”

and, together with the Form S-11 Shelf, the “Shelf Registration Statement”) (which shall be an Automatic Shelf Registration Statement if the Company is a WKSI) as soon as reasonably practicable after the Company becomes so eligible. Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable following the filing of the Shelf Registration Statement. The Company shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including, to the extent a Form S-11 Shelf is converted to a Form S-3 Shelf and the Company thereafter becomes ineligible to use Form S-3, by using commercially reasonable efforts to file a Form S-11 Shelf or other appropriate form specified by the Commission’s rules and regulations as promptly as reasonably practicable after the date of such ineligibility and using its commercially reasonable efforts to have such Shelf Registration Statement declared effective as promptly as reasonably practicable after the filing thereof (the period during which the Company is required to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). The Company shall promptly notify the Holders named in the Shelf Registration Statement via e-mail to the addresses set forth on Schedule I hereof of the effectiveness of a Form S-11 Shelf. The Company shall file a final Prospectus in respect of such Shelf Registration Statement with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall include a plan of distribution, which includes the means of distribution substantially in the form set forth in Exhibit B hereto.
(ii)    Holder Information. Notwithstanding any other provision hereof, no Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder, and the Holder furnishes to the Company a fully completed notice and questionnaire in the form attached hereto as Exhibit C (the “Questionnaire”) and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. In order to be named as a selling securityholder in the Shelf Registration Statement at the time it is first made available for use, a Holder must furnish the completed Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company in writing no later than the fifth Business Day prior to the targeted effective date; provided that any holder providing a completed Questionnaire within that time period may provide updated information regarding such Holder’s beneficial ownership and the number of shares requested to be included up to the second Business Day prior to the effective date. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

(iii)    Supplements. From and after the effective date of the Shelf Registration Statement, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company will use its commercially reasonable efforts to file as promptly as reasonably practicable, but in any event on or prior to the tenth Business Day after receipt of such information (or, if a Suspension Period is then in effect or initiated within five Business Day following the date of receipt of such information, the tenth Business Day following the end of such Suspension Period) either (i) if then permitted by the Securities Act or the rules and regulations thereunder (or then-current Commission interpretations thereof), a supplement to the Prospectus contained in the Shelf Registration Statement naming such Holder as a selling securityholder and containing such other information as necessary to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Registrable Securities, or (ii) if it is not then permitted under the Securities Act or the rules and regulations thereunder (or then-current Commission interpretations thereof) to name such Holder as a selling securityholder in a supplement to the Prospectus, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement as necessary for such Holder to be named as a selling securityholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Registrable Securities (subject, in the case of either clause (i) or clause (ii), to the Company’s right to delay filing or suspend the use of the Shelf Registration Statement as described in Section 2(e) hereof). If the Company is not a WKSI or is not otherwise eligible to add additional selling stockholders by means of a prospectus supplement, notwithstanding the foregoing, the Company shall not be required to file more than one (1) post-effective amendment or additional Shelf-Registration Statements in any fiscal quarter for all Holders pursuant to this Section 2(a)(iii); provided that the foregoing limitation shall not apply if the Registrable Securities to be added represent beneficial ownership of more than $10 million of the Company Common Stock (as determined in good faith by the Company to the extent the Company Common Stock is not then listed on a national exchange). If the Company is a WKSI or is otherwise eligible to add additional selling stockholders by means of a prospectus supplement, notwithstanding the foregoing, the Company shall not be required to file more than two (2) prospectus supplements for all Holders pursuant to this Section 2(a)(iii) in any fiscal quarter; provided that the foregoing limitation shall not apply if the Registrable Securities to be added represent beneficial ownership of more than $10 million of the Company Common Stock (as determined in good faith by the Company to the extent the Company Common Stock is not the listed on a national exchange).
(iv)    Underwritten Shelf Takedown. At any time during the Shelf Period (subject to any Suspension Period), any one or more Holders of Registrable Securities (such Holder, a “Shelf Public Offering Requesting Holder”) may request to sell all or any portion of their Registrable Securities in an underwritten Public Offering that is registered pursuant to the Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, that, and subject to Section 2(a)(v) below, the Company shall not be obligated to effect (x) an Underwritten Shelf Takedown for any Registrable Securities other than Company Common Stock; (y) more than four (4) Underwritten Shelf Takedowns (together with any Demand Registrations) in aggregate; or (z) any Underwritten Shelf Takedown if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be sold in such Underwritten Shelf Takedown, in the good faith judgment of the managing underwriter(s) therefor, is less than $100 million as of the date of the Company receives a Shelf Takedown Request.

(v)    Notice of Underwritten Shelf Takedown. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company (the “Shelf Takedown Request”). Each Shelf Takedown Request shall specify the approximate number of shares of Company Common Stock to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Subject to Section 2(e) below, after receipt of any Shelf Takedown Request, the Company shall give written notice (the “Shelf Takedown Notice”) of such requested Underwritten Shelf Takedown (which notice shall state the material terms of such proposed Underwritten Shelf Takedown, to the extent known) to all other Holders of Registrable Securities that have Registrable Securities registered for sale under a Shelf Registration Statement and that have requested to receive such notices (“Shelf Registrable Securities”). Such notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of commencement of marketing efforts for such Underwritten Shelf Takedown. Subject to Section 2(c)(ii), the Company shall include in such Underwritten Shelf Takedown all Shelf Registrable Securities that are Company Common Stock with respect to which the Company has received written requests for inclusion therein within (x) in the case of a “bought deal” or “overnight transaction” (a “Bought Deal”), two (2) Business Days; (y) in the case any other Underwritten Shelf Takedown, five (5) Business Days, in each case after the giving of the Shelf Takedown Notice. For the avoidance of doubt, the Company shall not be required to provide a Shelf Takedown Notice with respect to a Public Offering utilizing a Shelf Registration Statement other than an Underwritten Shelf Takedown, and Holders shall not have rights to participate therein under this Section 2(a)(v).
(vi)    Priority of Registrable Shares. If the managing underwriters for such Underwritten Shelf Takedown advise the Company and the Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown that in their reasonable view the number of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown exceeds the number of Shelf Registrable Securities which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a Majority of Included Registrable Securities requested to be included in the Underwritten Shelf Takedown (the “Maximum Offering Size”), then the Company shall promptly give written notice to all Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown of such Maximum Offering Size, and shall include in such Underwritten Shelf Takedown the number of Shelf Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Shelf Registrable Securities requested to be included in such Underwritten Shelf Takedown by the Holders of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the number of Shelf Registrable Securities requested to be included therein by each such Holder, (B) second, any securities proposed to be offered by the Company, and (C) Other Registrable Securities requested to be included in such Underwritten Shelf Takedown to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.

(vii)    Restrictions on Timing of Underwritten Shelf Takedowns. The Company shall not be obligated to effect an Underwritten Shelf Takedown (A) within ninety (90) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Underwritten Shelf Takedown or Demand Registration or consummation of a Company-initiated Public Offering or (B) within sixty (60) days prior to the Company’s good faith estimate of the date of filing of a Company-initiated registration statement.
(viii)    Selection of Bankers and Counsel. The Holders of a Majority of Included Registrable Securities requested to be included in an Underwritten Shelf Takedown shall have the right to: (A) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of legal counsel to represent all of the Holders (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Underwritten Shelf Takedown, and (B) determine the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities included in such Underwritten Shelf Takedown; provided that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if the Holders of such Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.
(ix)    Withdrawal from Registration. Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(a)(ii) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder or Holders to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered prior to the effective date of the relevant Underwritten Shelf Takedown.
(x)    WKSI Filing. Upon the Company first becoming a WKSI, if requested by a Qualified Holder with securities registered on an existing Shelf Registration Statement, the Company will convert such existing Shelf Registration Statement to an Automatic Shelf Registration Statement.

(b)    Demand Registration.
(i)    If the Company (i) is in violation of its obligation to file a Shelf Registration Statement pursuant to Section 2(a) or (ii) following the effectiveness of the Shelf Registration Statement contemplated by Section 2(a), thereafter ceases to have an effective Shelf Registration Statement during the Shelf Period (other than during any Suspension Period), subject to the terms and conditions of this Agreement (including Section 2(b)(iii)), upon written notice to the Company (a “Demand Request”) delivered by a Qualified Holder requesting that the Company effect the registration (a “Demand Registration”) under the Securities Act of any or all of the Registrable Securities beneficially owned by such Qualified Holder(s), the Company shall give a notice of the receipt of such Demand Request (a “Demand Notice”) to all other Holders of Registrable Securities that have requested to receive such notices (which notice shall state the material terms of such proposed Demand Registration, to the extent known). Such Demand Notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of the public filing of the registration statement (the “Demand Registration Statement”) for such Demand Registration. Subject to the provisions of Section 2(a)(iv) and Section 2(e) below, the Company shall include in such Demand Registration all Registrable Securities that are Company Common Stock with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the later of the Company (i) the giving the Demand Notice and (ii) five (5) Business Days prior to the actual public filing of the Demand Registration Statement. Nothing in this Section 2(b) shall relieve the Company of its obligations under Section 2(a).
(ii)    Demand Registration Using Form S-3. The Company shall effect any requested Demand Registration using a Registration Statement on Form S-3 whenever the Company is a Seasoned Issuer or a WKSI, and shall use an Automatic Shelf Registration Statement if it is a WKSI.
(iii)    Limitations on Demand Registration. The Company shall not be required to effect more than four (4) Underwritten Demands (together with any Underwritten Shelf Takedowns) in aggregate. The Company shall not be required to effect an Underwritten Demand if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be registered in such Underwritten Demand, in the good faith judgment of the managing underwriter(s) therefor, is less than $100 million as of the date the Company receives a written request for an Underwritten Demand. The Company shall not be obligated to effect a Demand Registration (A) within ninety (90) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Demand Registration or Underwritten Shelf Takedown or Company-initiated Public Offering or (B) within sixty (60) days prior to the Company’s good faith estimate of the date of filing of a Company-initiated registration statement.
(iv)    Effectiveness of Demand Registration Statement. The Company shall use its commercially reasonable efforts to have the Demand Registration Statement declared effective by the Commission and keep the Demand Registration Statement continuously effective under the Securities Act for the period of time necessary for the underwriters or Holders to sell all the Registrable Securities covered by such Demand Registration Statement or such shorter period which will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold pursuant thereto (including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act, any state securities or “blue sky” laws, or any other rules and regulations thereunder) (the “Effectiveness Period”). A Demand Registration shall not be deemed to have occurred (A) if the Registration Statement is withdrawn without becoming effective, (B) if the Registration Statement does not remain effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of the Registrable Securities covered by such Registration Statement for the Effectiveness Period, (C) if, after it has become effective, such Registration Statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by any selling Holder and has not thereafter become effective, (D) in the event of an Underwritten Demand, if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by a Qualified Holder, or (E) if the number of Registrable Securities included on the applicable Registration Statement is reduced in accordance with Section 2(b)(v) such that less than 66 2/3% of the Registrable Securities of the Holders of Registrable Securities who sought to be included in such registration are so included in such Registration Statement.

(v)    Priority of Registration. Notwithstanding any other provision of this Section 2(b), if (A) a Demand Registration is an Underwritten Demand and (B) the managing underwriters advise the Company that in their reasonable view, the number of Registrable Securities proposed to be included in such offering (including Registrable Securities requested by Holders to be included in such Public Offering and any securities that the Company or any other Person proposes to be included that are Other Registrable Securities) exceeds the Maximum Offering Size, then the Company shall so advise the Holders with Registrable Securities proposed to be included in such Underwritten Demand, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (I) first, the Registrable Securities requested to be included in such Underwritten Demand by the Holders, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder, (II) second, any securities proposed to be registered by the Company, and (III) third, Other Registrable Securities requested to be included in such underwritten Public Offering to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.
(vi)    Underwritten Demand. The determination of whether any Public Offering of Registrable Securities pursuant to a Demand Registration will be an Underwritten Demand shall be made in the sole discretion of the Holders of a Majority of Included Registrable Securities included in such Demand Registration, and such Holders of a Majority of Included Registrable Securities included in such Underwritten Demand shall have the right to (A) determine the plan of distribution, the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and other financial terms, and (B) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of legal counsel to represent all of the Holders (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Demand Registration; provided that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if the Holders of a Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.
(vii)    Withdrawal of Registrable Securities. Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(b) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered on or prior to the effective date of the relevant Demand Registration Statement.
(c)    Piggyback Registration.
(i)    Registration Statement on behalf of the Company. If at any time the Company proposes to file a Registration Statement or conduct an Underwritten Shelf Takedown, other than a Shelf Registration pursuant to Section 2(a) or a Demand Registration pursuant to Section 2(b), in connection with an underwritten Public Offering of Capital Stock (other than registrations on Form S-8 or Form S-4) (a “Piggyback Offering”), and the registration form to be used may be used for the registration of Registrable Securities, the Company shall give prompt written notice (the “Piggyback Notice”) to all Holders that have requested to receive such notices (collectively, the “Piggyback Eligible Holders”) of the Company’s intention to conduct such underwritten Public Offering; provided that, in the case of an Underwritten Shelf Takedown from an existing effective shelf registration statement, the Company shall not be required to provide a Piggyback Notice or include any Registrable Securities in such Public Offering unless either (i) such registration statement with respect to which the Company is conducting an Underwritten Shelf Takedown may be used for the registration and offering of Registrable Securities without the need to file a post-effective amendment thereto, (ii) the Company is a WKSI eligible to file an automatically effective registration statement or automatically effective post-effective amendment or (iii) if the Company is not a WKSI, the need to file any such post-effective amendment or new registration statement would not reasonably be expected to have a material adverse effect on the timing of the Company’s primary offering, in the good faith determination of the Company’s Board of Directors. The Piggyback Notice shall be given, (i) in the case of a Piggyback Offering that is an Underwritten Shelf Takedown, not earlier than ten (10) Business Days and not less than five (5) Business Days, in each case under this clause (i), prior to the expected date of commencement of marketing efforts for such Underwritten Shelf Takedown; or (ii) in the case of any other Piggyback Registration, not less than five (5) Business Days after the public filing of such Registration Statement. The Piggyback Notice shall offer the Piggyback Eligible Holders the opportunity to include for registration in such Piggyback Offering the number of Registrable Securities of the same class and series as those proposed to be registered as they may request, subject to Section 2(c)(ii) (a “Piggyback Registration”). Subject to Section 2(c)(ii), the Company shall include in each such Piggyback Offering such Registrable Securities constituting Common Stock for which the Company has received written requests (each, a “Piggyback Request”) for inclusion therein from Piggyback Eligible Holders within (x) in the case of a Bought Deal, two (2) Business Days; (y) in the case any other Underwritten Shelf Takedown, three (3) Business Days; or (z) otherwise, five (5) Business Days, in each case after the date of the Company’s notice; provided that the Company may not commence marketing efforts for such Public Offering until such periods have elapsed and the inclusion of all such securities so requested, subject to Section 2(c)(ii). If a Piggyback Eligible Holder decides not to include all of its Registrable Securities in any Piggyback Offering thereafter filed by the Company, such Piggyback Eligible Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Piggyback Offerings or Registration Statements as may be filed by the Company with respect to offerings of Registrable Securities, all upon the terms and conditions set forth herein. The Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register pursuant to the Piggyback Requests, to the extent required to permit the disposition of the Registrable Securities so requested to be registered.
(ii)    Priority of Registration. If the managing underwriter or managing underwriters of such Piggyback Offering advise the Company and the Piggyback Eligible Holders that, in their reasonable view the amount of securities requested to be included in such registration (including Registrable Securities requested by the Piggyback Eligible Holders to be included in such offering and any securities that the Company or any other Person proposes to be included that are not Registrable Securities) exceeds the Maximum Offering Size (which, for the purposes of a Piggyback Registration relating to a primary offering of the Company’s Capital Stock, shall be within a price range acceptable to the Company), then the Company shall so advise all Piggyback Eligible Holders with Registrable Securities proposed to be included in such Piggyback Registration, and shall include in such offering the number which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, (x) if the Piggyback Registration includes a primary offering of the Company’s Capital Stock, such securities that the Company proposes to sell up to the Maximum Offering Size, or (y) if the Piggyback Registration is an offering at the demand of the holders of Other Registrable Securities, the securities that such holders propose to sell and thereafter any securities proposed to be offered by the Company, in each case up to the Maximum Offering Size, and (B) second, the Company Common Stock constituting Registrable Securities or Other Registrable Securities requested to be included in such Piggyback Registration by each Piggyback Eligible Holder and any holder of Other Registrable Securities with rights to participate in such offering, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata on the basis of the amount of Company Common Stock or other Capital Stock constituting Registrable Securities and Other Registrable Securities requested in aggregate to be included therein. All Piggyback Eligible Holders requesting to be included in the Piggyback Registration must sell their Registrable Securities to the underwriters selected as provided in Section 2(c)(iv) on the same terms and conditions as apply to the Company.
(iii)    Withdrawal from Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c), whether or not any Piggyback Eligible Holder has elected to include Registrable Securities in such Registration Statement, without prejudice, however, to the right of the Holders to request that such registration be effected as a registration under Section 2(b) to the extent permitted thereunder and subject to the terms set forth therein. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof. Any Holder that has elected to include Registrable Securities in a Piggyback Offering may elect to withdraw such Holder’s Registrable Securities at any time prior to the Business Day prior to the execution of the underwriting agreement entered into in connection therewith.
(iv)    Selection of Bankers and Counsel. If a Piggyback Registration pursuant to this Section 2(c) involves an underwritten Public Offering, the Company shall have the right to (A) determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and (B) select the investment banker or bankers and managers to administer the Public Offering, including the lead managing underwriter or underwriters, each of which shall be a nationally recognized investment bank. Holders of a Majority of Included Registrable Securities included in such underwritten Public Offering shall have the right to select one (1) firm of legal counsel to represent all of the Holders (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Piggyback Registration; provided, that the Company shall select such counsel (including local counsel) if the Holders of a Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.

(v)    Effect of Piggyback Registration. No registration effected under this Section 2(c) shall relieve the Company of its obligations to effect any registration of the offer and sale of Registrable Securities under Section 2(a) or Section 2(b) hereof, and no registration effected pursuant to this Section 2(c) shall be deemed to have been effected pursuant to Section 2(a) or Section 2(b) hereof.
(d)    Notice Requirements. Any Demand Request, Piggyback Request or Shelf Takedown Request shall (i) specify the maximum number or class or series of Registrable Securities intended to be offered and sold by the Holder making the request, (ii) express such Holder’s bona fide intent to offer up to such maximum number of Registrable Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Registrable Securities (to the extent applicable), and (iv) contain the undertaking of such Holder to provide all such information and materials and take all action as may reasonably be required in order to permit the Company to comply with all applicable requirements in connection with the registration of such Registrable Securities.
(e)    Suspension Period. Notwithstanding any other provision of this Section 2, the Company shall have the right but not the obligation to defer the filing of (but not the preparation of), or suspend the use by the Holders of, any Demand Registration or Shelf Registration (whether prior to or after receipt by the Company of a Shelf Takedown Request or Demand Request) (i) if the Company reasonably believes (with the advice of competent counsel expert in such matters) that any such registration or offering would require the Company, under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company believes in good faith that such disclosures at that time would not be in the Company’s best interests; provided that the exception in clause (i) shall continue to apply only during the time in which such material nonpublic information has not been disclosed and remains material; and (ii) if the Company’s Board of Directors determines in good faith, after consultation with its external advisors or legal counsel, that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company or any of its subsidiaries; provided that, the period of any delay or suspension under exceptions (i) and (ii) shall not exceed a period of sixty (60) days and any such delays or extensions shall not in aggregate exceed ninety (90) days in any twelve (12) month period (any such period, a “Suspension Period”, and any event triggering any such delay or suspension, a “Suspension Event”); provided, however, that in such event, the Qualified Holders will be entitled to withdraw any request for a Demand Registration and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration and the Company will pay all Registration Expenses in connection with such registration, regardless of whether such registration is effected. The Company shall give written notice to the Holders of Registrable Securities registered under or pursuant to any Shelf Registration Statement or any Demand Registration with respect to its declaration of a Suspension Period and of the expiration of the relevant Suspension Period (a “Suspension Notice”). If the filing of any Demand Registration is suspended or an Underwritten Shelf Takedown is delayed pursuant to this Section 2(e), once the Suspension Period ends, the Qualified Holders may request a new Demand

Registration or a new Underwritten Shelf Takedown (and such request shall not be counted as an additional Underwritten Shelf Takedown or Demand Registration for purposes of either Section 2(a)(iv) or Section 2(b)(i)). The Company shall not include any material non-public information in the Suspension Notice and or otherwise provide such information to a Holder unless specifically requested by a Holder in writing. A Holder shall not effect any sales of the Registrable Securities pursuant to a Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. Holders may recommence effecting sales of the Registrable Securities pursuant to a Registration Statement following further written notice from the Company to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders with Registrable Securities included on any suspended Registration Statement and Counsel to the Holders, if any, promptly (but in no event later than two Business Days) following the conclusion of any Suspension Event. Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice with respect to any Registration Statement pursuant to this Section 2(e), the Company agrees that it shall (i) extend the period which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice; and (ii) provide copies of any supplemented or amended prospectus necessary to resume sales, if requested by any Holder; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Registration Statement.
(f)    Required Information. The Company may require each Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration), and the Company may exclude from such registration or sale the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request or who does not consent to the inclusion in a Registration Statement or Prospectus related to such registration or sale of such information related to such Holder that is required by the rules and regulations of the Commission. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.
(g)    Other Registration Rights Agreements. The Company represents and warrants to each Holder that, as of the date of this Agreement, it has not entered into any agreement with respect to any of its securities granting any registration rights to any Person with respect to the Registrable Securities. The Company will not enter into on or after the date of this Agreement, unless this Agreement is modified or waived as provided in Section 10(c), any agreement that is inconsistent with the rights granted to the Holders with respect to Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof in any material respect. Other than as set forth in this Agreement, if the Company enters into any agreement that would allow any holder of Company Common Stock or other Capital Stock of the Company to include such Capital Stock in any Registration Statement of the Company on a basis more favorable than the rights of the Holders under this Agreement (as determined in good faith by the Company), this Agreement shall be automatically amended to provide for such more favorable terms and, to the extent the Company enters into any agreement that would allow any holder of Company Common Stock or other Capital Stock of the Company to include such Capital Stock in any Registration Statement or Underwritten Shelf Takedown under Section 2(a) or 2(b) of this Agreement, such other agreement shall similarly provide for the Holders to have reciprocal rights with respect to any demand registrations or underwritten offerings thereunder.
(h)    Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to any Holder until such time as the Holder no longer holds any Registrable Securities.
(i)    Confidentiality. Each Holder agrees that such Holder shall treat as confidential the receipt of a Demand Notice, Shelf Takedown Notice or Piggyback Notice and shall not disclose or use the information contained in any such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement; provided that no Holder will be entitled to receive any such notices (and shall not be eligible to participate in any offering related thereto, notwithstanding any other provision of this Agreement) unless a Holder has provided written notice to the Company in the manner specified in Section 10 requesting to receive such notices.
3.[Reserved]
4.Registration Procedures. The procedures to be followed by the Company and each participating Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and such Holders with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:
(a)    The Company will (i) prepare and file a Registration Statement or a prospectus supplement, as applicable, with the Commission (within the time period specified in Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration, an Underwritten Shelf Takedown or a Demand Registration) which Registration Statement (A) shall be on a form selected by the Company for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the Commission to be filed therewith, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the periods provided under Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration Statement or a Demand Registration Statement. The Company will furnish to any Qualified Holder named as a selling stockholder therein, any counsel designated by such Qualified Holder, counsel for the Holders of a Majority of Included Registrable Securities (selected as provided herein) and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, copies of all correspondence from the Commission received in connection with such Public Offering, subject in the case of any Qualified Holder to such Holder entering into a confidentiality agreement with respect thereto if requested by the Company. The Company will (I) at least two (2) Business Days (or such shorter period as shall be reasonably practicable under the circumstances) prior to the anticipated filing of the Shelf Registration Statement, a Demand Registration Statement or any related Prospectus or any amendment or supplement thereto, or before using any Issuer Free Writing Prospectus, furnish to any Qualified Holder named as a selling stockholder therein, any counsel designated by such Qualified Holder and counsel for the Holders of a Majority of Included Registrable Securities (selected as provided herein) and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, copies of all such documents proposed to be filed (subject in the case of any Qualified Holder to such Holder entering into a confidentiality agreement with respect thereto if requested by the Company), (II) use its commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as any of the foregoing Persons reasonably shall propose and (III) without limiting the Company’s rights under Section 2(f), not include in any Registration Statement or any related Prospectus or any amendment or supplement thereto information regarding a participating Holder to which a participating Holder reasonably objects; provided, however, the Company shall not be required to provide copies of any amendment or supplement filed solely to incorporate in any Form S-11 (or other form not providing for incorporation by reference) any filing by the Company under the Exchange Act or any amendment or supplement filed for the purpose of adding additional selling stockholders thereunder.
(b)    The Company will as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by any Holder of Registrable Securities covered by such Registration Statement necessary to permit such Holder to sell in accordance with its intended method of distribution, to the extent consistent such intended method of distribution is consistent with Exhibit B hereto, or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the periods provided under Section 2(a) or Section 2(b), as applicable, in accordance with the intended method of distribution.
(c)    The Company will make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any Public Offering covered thereby) within the deadlines specified by the Securities Act.
(d)    The Company will notify each Holder of Registrable Securities named as a selling stockholder in any Registration Statement and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, (i) as promptly as reasonably practicable when any Registration Statement or post-effective amendment thereto has been declared effective; (ii) of the issuance or threatened issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (iv) of the discovery that, or upon the happening of any event the result of which, such Registration Statement or Prospectus or Issuer Free Writing Prospectus relating thereto or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement in any material respect or omits any material fact necessary to make the statements in the Registration Statement or the Prospectus or Issuer Free Writing Prospectus relating thereto not misleading, or when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement or Prospectus, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, correct such misstatement or omission or effect such compliance.
(e)    Upon the occurrence of any event contemplated by Section 4(d)(iv), as promptly as reasonably practicable, the Company will (x) prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or to the applicable Issuer Free Writing Prospectus, (y) furnish, if requested, a reasonable number of copies of such supplement or amendment to the selling Holders, their counsel and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, and (z) file such supplement, amendment and any other required document with the Commission so that, as thereafter delivered to the purchasers of any Registrable Securities, such Registration Statement, such Prospectus or such Issuer Free Writing Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or an Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and such Issuer Free Writing Prospectus shall not include information that conflicts with information contained in the Registration Statement or Prospectus, in each case such that each selling Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus. Following receipt of notice of any event contemplated by clauses 4(d)(ii)-(iv), a Holder shall suspend sales of the Registrable Securities pursuant to such Registration Statement and shall not resume sales until such time as it has received written notice from the Company to such effect. The Company shall provide any supplemented or amended prospectus necessary to resume sales, if requested by any Holder.
(f)    The Company will use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement or the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as practicable after the Suspension Period is over.
(g)    During the Effectiveness Period or the Shelf Period, as applicable, the Company will furnish to each selling Holder, its counsel and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, upon their request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such selling Holder or underwriter

(including those incorporated by reference) promptly after the filing of such documents with the Commission.
(h)    The Company will promptly deliver to each selling Holder and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, without charge, as many copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any Issuer Free Writing Prospectus)), all exhibits and other documents filed therewith and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such selling Holder or underwriter, and upon request, subject to any confidentiality undertaking as the Company shall reasonably request, a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental authority relating to such offer. Subject to Section 2(e) hereof, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any applicable underwriter in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
(i)    The Company will (i) register or qualify the Registrable Securities covered by a Registration Statement, no later than the time such Registration Statement is declared effective by the Commission, under all applicable securities laws (including the “blue sky” laws) of such jurisdictions each underwriter, if any, or any selling Holder shall reasonably request; (ii) keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective under the terms of this Agreement; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable such underwriter, if any, and each selling Holder to consummate the disposition in each such jurisdiction of the Registrable Securities covered by such Registration Statement; provided, however, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (y) subject itself to taxation in any such jurisdiction, or (z) consent to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction.
(j)    The Company will cooperate with the Holders and the underwriter or managing underwriter of an underwritten Public Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates or book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or book-entry statements shall be free of all restrictive legends, indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders or the underwriter or managing underwriter of an underwritten Public Offering, as applicable, may reasonably request and instruct any transfer agent and registrar of Registrable Securities, if any, may request. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon the sale by any Holder or the underwriter or managing underwriter of an underwritten Public Offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement and to release any stop transfer orders in respect thereof. At the request of any Holder or the managing underwriter, if any, the Company will promptly deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow the Registrable Securities to be sold from time to time free of all restrictive legends.
(k)    The right of any Holder to include such Holder’s Registrable Securities in an underwritten offering shall be conditioned upon (x) such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (y) such Holder entering into customary agreements, including an underwriting agreement in customary form, and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled to select the managing underwriter or managing underwriters hereunder (provided that (I) any such Holder shall not be required to make any representations or warranties to the Company or the underwriters (other than (A) representations and warranties regarding (1) such Holder’s ownership of its Registrable Securities to be sold or transferred, (2) such Holder’s power and authority to effect such transfer, (3) such matters pertaining to compliance with securities laws as may be reasonably requested by the Company or the underwriters, (4) the accuracy of information concerning such Holder as provided by or on behalf of such Holder, and (5) any other representations required to be made by the Holder under applicable law, and (B) such other representations, warranties and other provisions relating to such Holder’s participation in such Public Offering as may be reasonably requested by the underwriters) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 8(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the underwriters and their controlling Persons in Section 8(b) hereof) and (II) and the aggregate amount of the liability of such Holder in connection with such offering shall not exceed such Holder’s net proceeds from the disposition of such Holder’s Registrable Securities in such offering) and (z) such Holder completing and executing all questionnaires, powers of attorney, custody agreements and other documents reasonably required under the terms of such underwriting arrangements or by the Company in connection with such underwritten Public Offering.
(l)    The Company agrees with each Holder that, in connection with any underwritten Public Offering (including an Underwritten Shelf Takedown), the Company shall: (i) enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take all such other actions as the Holders of a Majority of Included Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and analyst or investor presentations and such other selling or other informational meetings organized by the underwriters, if any (taking into account the needs of the Company’s businesses and the responsibilities of such officers with respect thereto). The Company and its management shall not be required to participate in any marketing effort that lasts longer than five (5) Business Days.
(m)    The Company will use commercially reasonable efforts to obtain for delivery to the underwriter or underwriters of an underwritten Public Offering of Registrable Securities (i) a signed counterpart of one or more comfort letters from independent public accountants of the Company in customary form and covering such matters of the type customarily covered by comfort letters and (ii) an opinion or opinions from counsel for the Company (including any local counsel reasonably requested by the underwriters) dated the date of the closing under the underwriting agreement, in customary form, scope and substance, covering the matters customarily covered in opinions requested in sales of securities in an underwritten Public Offering, which opinions shall be reasonably satisfactory to such underwriters and their counsel.
(n)    The Company will (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement and provide and enter into any reasonable agreements with a custodian for the Registrable Securities and (ii) no later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities.
(o)    The Company will cooperate with each Holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.
(p)    The Company will, upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative appointed by the Holders of a Majority of Included Registrable Securities, counsel selected by such Holders in accordance with this agreement, any underwriter participating in any disposition pursuant to such registration, as applicable, and any other attorney or accountant retained by such underwriter, all financial and other records and pertinent corporate documents of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or Underwritten Shelf Takedown, as applicable, and make themselves available at mutually convenient times to discuss the business of the Company and other matters reasonably requested by any such Holders, sellers, underwriter or agent thereof in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, as applicable (any information provided under this Section 4(p), “Due Diligence Information”), subject in each case to the foregoing persons entering into customary confidentiality and non-use agreements with respect to any confidential information of the Company. The Company shall not provide any Due Diligence Information to a Holder unless such Holder explicitly requests such Due Diligence Information in writing.
(q)    The Company will comply with all applicable rules and regulations of the Commission, the Trading Market, FINRA and any state securities authority, and make available to each Holder, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a)

of the Securities Act and Rule 158.
(r)    The Company will ensure that any Issuer Free Writing Prospectus utilized in connection with any Prospectus complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, and is retained in accordance with the Securities Act to the extent required thereby.
(s)    Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or used or refer to, any Free Writing Prospectus without the prior written consent of the Company and, in connection with any underwritten Public Offering, the underwriters.
(t)    Following the listing of the Company Common Stock in accordance with the requirements of the Plan, the Company will use commercially reasonable efforts to cause the Registrable Securities of the same class, to the extent any further action is required, to be similarly listed and to maintain such listing until such time as the securities cease to constitute Registrable Securities.
(u)    The Company shall, if such registration for an underwritten Public Offering is pursuant to a Registration Statement on Form S-3 or any similar short-form registration, include in such Registration Statement such additional information for marketing purposes as the managing underwriter(s) reasonably request(s).
(v)    The Company shall hold in confidence and not use or make any disclosure of information concerning a Holder provided to the Company, unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement known to the Company. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means or otherwise determining that any such disclosure is required under the foregoing clauses (i) through (iii), give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
(w)    In order to render the Registrable Securities eligible for resale pursuant to Rule 144A under the Securities Act, while any of the Registrable Securities remain “restricted securities,” it will make available, upon request, to any Holder of the Registrable Securities or prospective purchasers of the Registrable Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.
5.Registration Expenses. The Company shall bear all reasonable Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Shelf Registration, Shelf Takedown Request or Piggyback Registration (excluding any Selling Expenses), whether or not any Registrable Securities are sold pursuant to a Registration Statement.
“Registration Expenses” shall include, without limitation, (i) all registration, qualification and filing fees and expenses (including fees and expenses (A) of the Commission or FINRA, (B) incurred in connection with the listing of the Registrable Securities on the Trading Market, and (C) in compliance with applicable state securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities as may be set forth in any underwriting agreement)); (ii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto (including expenses of printing certificates for the Company’s shares and printing prospectuses); (iii) analyst or investor presentation or road show expenses of the Company and the underwriters, if any; (iv) messenger, telephone and delivery expenses; (v) reasonable fees and disbursements of counsel (including any local counsel), auditors and accountants for the Company (including the expenses incurred in connection with “comfort letters” required by or incident to such performance and compliance); (vi) the reasonable fees and disbursements of underwriters to the extent customarily paid by issuers or sellers of securities (including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained in accordance with the rules and regulations of FINRA and the other reasonable fees and disbursements of underwriters (including reasonable fees and disbursements of counsel for the underwriters) in connection with any FINRA qualification; (vii) fees and expenses of any special experts retained by the Company; (viii) Securities Act liability insurance, if the Company so desires such insurance; (ix) reasonable fees and disbursements of one third-party counsel (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction) representing all Holders mutually agreed by Holders of a Majority of Included Registrable Securities participating in the related registration; (x) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies; (xi) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties); (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), the expense of any annual audit and any underwriting fees, discounts, selling commissions and stock transfer taxes and related legal and other fees applicable to securities sold by the Company and in respect of which proceeds are received by the Company. Each Holder shall pay any Selling Expenses applicable to the sale or disposition of such Holder’s Registrable Securities pursuant to any Demand Registration Statement or Piggyback Offering, or pursuant to any Shelf Registration Statement under which such selling Holder’s Registrable Securities were sold, and in any other fees and expenses not constituting Registration Expenses in proportion to the amount of such selling Holder’s shares of Registrable Securities sold in any offering under such Demand Registration Statement, Piggyback Offering or Shelf Registration Statement.

6.Lock-Up Agreements.
(a)    Holder Lock-Up. In connection with any underwritten Public Offering expected to result in gross proceeds of at least $50.0 million, if requested by (i) the managing underwriters of such Public Offering and (ii) the Company, in the case of a Company-initiated Public Offering, or the Holders of a Majority of Included Registrable Securities, in the case of any Underwritten Shelf Takedown or Underwritten Demand pursuant to Section 2(a) or 2(b), each Holder of Holdback Registrable Securities participating in such Public Offering and, if requested by the managing underwriters of such Public Offering, each Holder of Holdback Registrable Securities shall enter into a lock-up agreement with the managing underwriters of such Public Offering to not make any sale or other disposition of any of the Holdback Registrable Securities owned by such Holder (a “Lock-Up Agreement”); provided that all executive officers and directors of the Company and the Holders requesting such Lock-Up Agreements are bound by and have entered into substantially similar Lock-Up Agreements; provided, further, that the foregoing provisions shall only be applicable to the Holders if all stockholders, officers and directors are treated similarly with respect to any release prior to the termination of the lock-up period such that if any such persons are released, then all Holders shall also be released to the same extent on a pro rata basis. The Company may impose stop-transfer instructions with respect to the shares of Capital Stock (or other securities) subject to the restrictions set forth in this Section 6(a) until the end of the applicable period of the Lock-Up Agreement. The provisions of this Section 6(a) shall cease to apply to such Holder once such Holder no longer beneficially owns any Holdback Registrable Securities.
(b)    Lock-Up Agreements. The Lock-Up Agreement shall provide for the following unless the underwriters managing such underwritten Public Offering otherwise agree in writing:
(i)    in connection with an initial underwritten Public Offering of the Company involving the offer and sale of Company Common Stock by the Company prior to the one-year anniversary of the date of this Agreement, such holder shall not (A) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any Holdback Registrable Securities of the Company (including Holdback Registrable Securities of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Commission) (collectively, “Securities”), (B) enter into a transaction with respect to the Securities which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of (A), (B) and (C) above, a “Sale Transaction”), or (D) publicly disclose the intention to enter into any Sale Transaction, commencing on the date requested by the managing underwriters (which shall be no earlier than seven (7) days prior to the anticipated “pricing” date for such Public Offering) and continuing to the date that is 180 days following the “pricing” date for such initial Public Offering (the “Holdback Period”).
(ii)    in connection with all other underwritten Public Offerings of the Company prior to the one-year anniversary of the date of this Agreement, such holder shall not effect any Sale Transaction commencing on the date requested by the managing underwriters (which shall be no earlier than seven (7) days prior to the anticipated “pricing” date for such Public Offering) and continuing to the date that is 90 days following the “pricing” date for such Public Offering (a "Follow-On Holdback Period”).
(iii)    For the purpose of the lock-up provisions of this Section 6, any Company Common Stock that is (x) issued in the Transaction, and (y) held by a Holder during the period ending one-year after the date of this Agreement, shall be subject to the lock-up provisions of this Section 6 regardless of whether such Company Common Stock no longer constitutes “Registrable Securities”; provided that, for the avoidance of doubt, any such Company Common Stock sold to a non-affiliated third party transferee, either in a public resale under Rule 144 or pursuant to a registered offering, shall not be subject to the lock-up requirements of this Section 6.
(c)    Company Lock-Up. In connection with any underwritten Public Offering, and upon the reasonable request of the managing underwriters, the Company shall: (i) agree to a customary lock-up provision applicable to the Company in an underwriting agreement as reasonably requested by the managing underwriters during any Holdback Period or Follow-On Holdback Period; and (ii) cause each of its executive officers and directors to enter into Lock-Up Agreements, in each case, in customary form and substance, and with exceptions that are customary, for an underwritten Public Offering.
7.[Reserved]
8.Indemnification.
(a)    The Company shall indemnify, defend and hold harmless each Holder, its partners, stockholders, equityholders, general partners, limited partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and any agent, employee, attorney or Representative thereof (collectively, “Holder Indemnified Persons”), and any underwriter that facilitates the sale of the Registrable Securities and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and investigation and reasonable attorneys’, accountants’ and experts’ fees, whether or not the Indemnified Person is a party to any Proceeding) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all Proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus, preliminary prospectus, road show, as defined in Rule 433(h)(4) under the Securities Act (a “road show”), or in any summary or final prospectus or Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, preliminary prospectus, road show or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state or common law rule or regulation relating to action or inaction in connection with any Company provided information in such registration, disclosure document or related document or report, and the Company will reimburse such Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such Proceeding; provided, however, that the Company shall not be liable to any Indemnified Person to the extent that any such Losses arise out of, are based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or Issuer Free Writing Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person specifically for use in the preparation thereof.
(b)    In connection with any Registration Statement filed by the Company pursuant to Section 2 hereof in which a Holder has registered for sale its Registrable Securities, each such selling Holder agrees (severally and not jointly) to indemnify, defend and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, Affiliates, employees, members, managers, agents and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (together with Holder Indemnified Persons, collectively, “Indemnified Persons”), from and against any Losses resulting from (i) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered, Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, or any amendment thereof or supplement thereto or any documents incorporated by reference therein, or (ii) any omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by or on behalf of such selling Holder to the Company specifically for inclusion therein and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds (after deducting underwriters’ discounts, fees and commissions) received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid (including such Holder’s share of any other Selling Expenses) by such Holder in connection with such sale and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.
(c)    Any Indemnified Person shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification under this Section 8 (provided that any delay or failure to so notify the Person obligated to indemnify the Indemnified Person with respect to such claim (the “indemnifying party”) shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure). The indemnifying party shall be entitled to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ its own counsel (and one local counsel in each relevant jurisdiction), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying party, or (B) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying party with respect to such claims; (C) the indemnifying party shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action; (D) the indemnifying party shall authorize the Indemnified Person to employ separate counsel at the expense of the indemnifying party; or (E) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Person and employ counsel reasonably satisfactory to such Indemnified Person. An indemnifying party shall not be liable under this Section 8(c) to any Indemnified Person regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld. No action may be settled without the consent of the Indemnified Person, provided that the consent of the Indemnified Person shall not be required if (A) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement, (B) such settlement provides for the payment by the indemnifying party of money as the sole relief for such action, and (C) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 8(c), in connection with any Proceeding or related Proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time.
(d)    In the event that the indemnity provided in Section 8(a) or Section 8(b) above is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, then the indemnifying party under Section 8(a) or 8(b), as applicable, in lieu of indemnifying such Indemnified Person thereunder, agrees to contribute to the aggregate Losses (including reasonable costs of preparation and investigation and reasonable attorneys’, accountants’ and experts’ fees, whether or not the Indemnified Person is a party to any Proceeding) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the Indemnified Person on the other from the Public Offering of the Company Common Stock; provided, however, that the maximum amount of liability in respect of such contribution shall be limited in the case of any Holder to the net proceeds (after deducting underwriters’ discounts, fees and commissions and other Selling Expenses) received by such Holder in connection with such registration. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the indemnifying party shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the Indemnified Person on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    The Parties agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation (even if the Holders of Registrable Securities or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in Section 8(d). The amount paid or payable by an Indemnified Person as a result of the Losses referred to above in Section 8(d) shall be deemed to include any reasonable legal or other reasonable out-of-pocket expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim.
(f)    Notwithstanding the provisions of Section 8(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(g)    For purposes of Section 8(d), each Person who controls any Holder, agent or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each director, officer, employee and agent of any such Holder, agent or underwriter, shall have the same rights to contribution as such Holder, agent or underwriter, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 8(d).
(h)    The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling Persons referred to in this Section 8 hereof, and will survive the transfer of Registrable Securities.
(i)    The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
9.[Reserved]
10.Miscellaneous.
(a)    Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond.
(b)    Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (iv) of Section 4(d) or the occurrence of a Suspension Period, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 10(b). In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or is advised in writing by the Company that the use of the Prospectus may be resumed.
(c)    Amendments. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only with (i) the consent of the Company and (ii) the affirmative vote of Holders of a Majority of Registrable Securities; provided that in no event shall the obligations of any Holder of Registrable Securities be increased or the rights of any Holder be adversely affected (without similarly increasing or adversely affecting the rights of all Holders), except with the written consent of such Holder; and provided further, any provision that is for the express benefit of only Qualified Holders shall be amended only with the consent of the Holders of a majority of the Registrable Securities held by all Qualified Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.
(d)    Waivers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.
(e)    Termination and Effect of Termination. This Agreement shall terminate with respect to each Holder when such Holder no longer holds any Registrable Securities and will terminate in full when no Holder holds any Registrable Securities, except for the provisions of Section 8, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 8 shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.
(f)    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile (with confirmation of delivery) or electronic mail in PDF or similar electronic or digital format (with confirmation of receipt) prior to 5:00 p.m. (New York time) on a business day in the place of receipt, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile (with confirmation of delivery) or electronic mail in PDF or similar electronic or digital format (with confirmation of receipt) later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows (or at such other address as shall be given in writing by any Party to the other Parties):
If to the Company:
VICI Properties Inc.
8329 W. Sunset Road, Suite 210
Las Vegas, NV 89113
Attn.: Chief Financial Officer
with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036
Attn.: Abbe Dienstag and Christopher Auguste
If to any other Person who is then a Holder, to the address of such Holder as it appears on the signature pages hereto or such other address as may be designated in writing hereafter by such Person.
(g)    Successors and Assigns; Transfers; New Issuances. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and legal representatives. The Registrable Securities and the rights of a Holder hereunder may be transferred, assigned, or otherwise conveyed on a pro rata basis in connection with any transfer, assignment, or other conveyance of Registrable Securities to any transferee or assignee; provided that all of the following additional conditions are satisfied with respect to any transfer, assignment or conveyance of Registrable Securities or rights hereunder: (i)

such transfer or assignment is made in compliance with the Securities Act, any other applicable securities or “blue sky” laws, or rules or regulations promulgated by FINRA, and the terms and conditions of the certificate of incorporation and the by-laws of the Company; (ii) such transferee or assignee shall have delivered to the Company a Joinder Agreement in substantially the form attached hereto as Exhibit A agreeing to become subject to and bound by the terms of this Agreement; provided, however, that notwithstanding the foregoing, no transferee or assignee of Capital Stock of the Company issued in the Transaction that has been sold, transferred or otherwise disposed of by the Holder thereof pursuant to (x) a public resale under Rule 144 or (y) a registered offering, will be required to deliver a Joinder Agreement; and (iii) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee, identifying the Registrable Securities with respect to which such rights are being transferred or assigned and the total number of Registrable Securities and other Capital Stock of the Company beneficially owned by such transferee or assignee. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not transfer or assign its rights or obligations hereunder without the prior written consent of each Holder.
(h)    Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law or conflicts of law.
(i)    Submission to Jurisdiction. Each of the Parties, by its execution of this Agreement, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the state courts sitting in the State of New York, County of New York for the purpose of any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Proceeding to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such Proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10(f) hereof is reasonably calculated to give actual notice.
(j)    Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any Proceeding arising out of or relating to this Agreement in any court referred to in Section 10(i) and (ii) the defense of an inconvenient forum to the maintenance of such Proceeding in any such court.
(k)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(l)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
(m)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(n)    Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.
(o)    Execution of Agreement. This Agreement may be executed and delivered (by facsimile, by electronic mail PDF or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.
(p)    Determination of Ownership. In determining ownership of Company Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company Common Stock or other Capital Stock of the Company from time to time, or, if no such transfer agent exists, the Company’s stock ledger.
(q)    Headings; Section References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(r)    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each of the Holders and the Company agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case other than the Company, the current or former Holders or any of their respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the Company or the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 10(r) shall relieve or otherwise limit the liability of the Company or any current or former Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.
(s)    Descriptive Headings; Interpretation; No Strict Construction. Unless the context requires otherwise: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (ii) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (iii) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (iv) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (vi) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (vii) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (viii) references to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; (ix) references to any Person include such Person’s successors and permitted assigns; (x) references to “days” are to calendar days unless otherwise indicated; and (xi) references to “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Each of the parties hereto acknowledges that each party was actively involved in the negotiation and drafting of this Agreement and agrees that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any party hereto because one is deemed to be the author thereof. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.
(t)    Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the fullest extent set forth herein with respect to (i) the Company Common Stock, (ii) any and all securities into which shares of Company Common Stock is converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Company Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume the obligations of the Company under this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

VICI PROPERTIES INC.

By:
Name:	John Payne
Title:	President, Chief Operating Officer and Secretary

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SCHEDULE I
COMMON STOCKHOLDERS
[TO COME.]

EXHIBIT A
Form of Joinder Agreement
The undersigned hereby agrees, effective as of the date set forth below, to become a party to that certain Registration Rights Agreement (as amended, restated and modified from time to time, the “Agreement”) dated as of [●], by and among VICI Properties Inc., a Maryland corporation (the “Company”), and the holders of the Company Common Stock named therein, and for all purposes of the Agreement the undersigned will be included within the term “Holder” (as defined in the Agreement). The address, facsimile number and email address to which notices may be sent to the undersigned are as follows:

Address:

Facsimile No.:
Email:
Date:

[If entity]

[ENTITY NAME]

By:
Name:
Title:

[If individual]

Individual Name:

A-1

EXHIBIT B
Form of Plan of Distribution 1
The selling stockholders, or their pledgees, donees, transferees, or any of their successors in interest selling shares received from a named selling stockholder as a gift, partnership distribution or other permitted transfer after the date of the applicable prospectus (all of whom may be selling stockholders), may sell some or all of the securities covered by this prospectus from time to time on any stock exchange or automated interdealer quotation system on which our common stock is listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling stockholders may sell the securities by one or more of the following methods, without limitation:

•	block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

•	an exchange distribution in accordance with the rules of any stock exchange on which our common stock is listed;

•	ordinary brokerage transactions and transactions in which the broker solicits purchases;

•	privately negotiated transactions;

•	short sales, either directly or with a broker-dealer or affiliate thereof;

•	through the writing of options on the common stock, whether or not the options are listed on an options exchange;

•	through loans or pledges of the common stock to a broker-dealer or an affiliate thereof;

•
by entering into transactions with third parties who may (or may cause others to) issue securities convertible or exchangeable into, or the return of which is derived in whole or in part from the value of, our common stock;

•	through the distribution by any selling stockholder to its partners, members or stockholders;

•	one or more underwritten offerings on a firm commitment or best efforts basis; and

•	any combination of any of these methods of sale.

1The Plan of Distribution will be appropriately modified in the event than any securities other than common stock are offered for distribution in accordance with the terms of the Agreement.

For example, the selling stockholders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of our common stock. These brokers, dealers or underwriters may act as principals, or as an agent of a selling stockholder. Broker-dealers may agree with a selling stockholder to sell a specified number of shares of our common stock or preferred stock at a stipulated price per share. If the broker-dealer is unable to sell the common stock acting as agent for a selling stockholder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire common stock as principals may thereafter resell the common stock from time to time in transactions on any stock exchange or automated interdealer quotation system on which the common stock is then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above.
A selling stockholder may also enter into hedging and/or monetization transactions. For example, a selling stockholder may:

•
enter into transactions with a broker-dealer or affiliate of a broker-dealer or other third party in connection with which that other party will become a selling stockholder and engage in short sales of our common stock under this prospectus, in which case the other party may use shares of our common stock received from the selling stockholder to close out any short position;

•	sell short our common stock under this prospectus and use shares of our common stock held by the selling stockholder to close out any short position;

•
enter into options, forwards or other transactions that require the selling stockholder to deliver, in a transaction exempt from registration under the Securities Act, shares of our common stock to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a selling stockholder and publicly resell or otherwise transfer shares of our common stock under this prospectus;

•
loan or pledge shares of our common stock to a broker-dealer or affiliate of a broker-dealer or other third party who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, become a selling stockholder and sell the pledged shares, under this prospectus. As and when a selling stockholder takes such actions, the number of securities offered under this prospectus on behalf of such selling stockholder will decrease. The plan of distribution for that selling stockholder’s common stock will otherwise remain unchanged; or

•
enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the selling stockholder or borrowed from the selling stockholder or others to settle those sales or to close out any related open borrowings of common stock, and may use securities received from the selling stockholder in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions may be an underwriter and, if applicable, will be identified as such in the applicable prospectus supplement (or a post-effective amendment).
The selling stockholders may also sell shares of our common stock pursuant to Rule 144 under the Securities Act.
We do not know of any arrangements by the selling stockholders for the sale of our common stock.
To the extent required under the Securities Act, the aggregate amount of selling stockholders’ common stock being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the common stock may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling stockholder and/or purchasers of selling stockholders’ common stock for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).
The selling stockholders and any underwriters, brokers, dealers or agents that participate in the distribution of the common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the common stock sold by them may be deemed to be underwriting discounts and commissions.
The selling stockholders and other persons participating in the sale or distribution of the common stock will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the common stock by the selling stockholders and any other person. The anti-manipulation rules under the Exchange Act may apply to sales of common stock in the market and to the activities of the selling stockholders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the common stock to engage in market-making activities with respect to the particular common stock being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the common stock and the ability of any person or entity to engage in market-making activities with respect to the common stock.
 To the extent permitted by applicable law, this plan of distribution may be modified in a prospectus supplement or otherwise.
We agreed to register the common stock under the Securities Act and to keep the registration statement of which this prospectus is a part effective for a specified period of time. We have also agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act. The selling stockholders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act.

We will not receive any proceeds from sales of any common stock by the selling stockholders.
We cannot assure you that the selling stockholders will sell all or any portion of the common stock offered hereby. All of the foregoing may affect the marketability of the securities offered hereby.

EXHIBIT C
Form of Notice and Holder Questionnaire
The undersigned beneficial holder of common stock, par value $0.01 per share, which shares the undersigned believes are Registrable Securities (as defined in the Registration Rights Agreement (as defined below)), understands that the Company intends to file or has filed with the Commission a registration statement (the “Shelf Registration Statement”) on Form S-11 for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the registration rights agreement (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.
Each beneficial holder of Registrable Securities (each a “beneficial owner”) is entitled to the benefits of the Registration Rights Agreement. In order to sell, or otherwise dispose of, any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities (to the extent required by applicable law) and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not (i) complete this Notice and Questionnaire and (ii) execute a Joinder in the Form attached as Exhibit A of the Registration Rights Agreement (if required) and deliver both documents to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement.
Further, the right of a beneficial owner to receive notices of and participate in underwritten offerings, exercise piggyback rights or include shares pursuant to the demand rights set forth in the Registration Rights Agreement is conditioned upon an affirmative election to receive such notices. A beneficial owner may provide such notice pursuant to this Notice and Questionnaire by making the elections in Question 6 or by providing written notice in the manner contemplated by the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities legal counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.
Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its directors and officers, affiliates, employees, members, managers, agents and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements or omissions concerning the undersigned that are made in, or omitted from, the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.
QUESTIONNAIRE
Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.
If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the Mary Beth Higgins, Chief Financial Officer of the Company, at (702) 407-6556.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	Identity and Background of the Record Holder of the Registrable Securities.

(a)	Full legal name:

(b)	(i) Business address (including street address) (or residence if no business address), telephone number and e-mail address of record holder:
Address:
Telephone No.:
E-mail address:
Contact person:
(ii)    If an entity:
Type of entity:

State of formation:

(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?
Yes.
No.

(d)	If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?
Yes.
No.
For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)
Full legal name of the person, if any, through which you hold the Registrable Securities (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of Broker:
DTC No.:
Contact person:
Telephone No.:

2.	Your Relationship with the Company.

(a)
Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes.
No.

(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3.	Your Interest in the Registrable Securities.

(a)	In the table below, state the type and amount of Registrable Securities beneficially owned by you.

Type of Security	Number of Shares	Type of Ownership (direct, or indirect through trust, partnership, etc.)

(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?
Yes.
No.

(c)	If your answer to Item 3(b) above is yes, state the type and the aggregate amount of such other securities of the Company beneficially owned by you.
Type:
Aggregate amount:

(d)	If your response to Item 1(d) is yes, did you acquire the securities listed in Item 3(a) above in the ordinary course of business?
Yes.
No.

(e)
If your response to Item 1(d) is yes, at the time of your acquisition of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

Yes.
No.

(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

Note: If you are an affiliate of a broker-dealer and did not acquire your Registrable Securities in the ordinary course of business or at the time of acquisition had any agreements or understandings, direct or indirect, with any person to distribute the securities, the Company may be required to identify you as an underwriter in the Shelf Registration Statement and related Prospectus.

(g)	Is any of the Registrable Securities subject to a pledge? If so, please describe.
Yes.
No.

4.	Nature of your Beneficial Ownership.
If the Selling Securityholder is not a natural person or is a natural person who has delegated voting or dispositive power by contract or otherwise in respect of the Registrable Securities, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item 3(a) and describe the relationship by which they exercise such powers. If voting and dispositive powers are divided among such listed persons, so indicate.

5.	Plan of Distribution.
Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item 3(a) only pursuant to the section entitled “Plan of Distribution” to be included in the Shelf Registration Statement and related Prospectus, a form of which is attached as Exhibit B to the Registration Rights Agreement.
State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities, except in accordance with the terms of the Registration Rights Agreement.
6. The undersigned hereby affirmatively elects to receive the following notices (as defined in the Registration Rights Agreement) (please check all that apply):
☐    Demand Notice

☐    Piggyback Notice
☐    Shelf Takedown Notice
The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
The undersigned beneficial owner and Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify Selling Securityholders against certain liabilities.
In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.
All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.
By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.
Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed, adjudicated and enforced in accordance with terms of the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
NAME OF BENEFICIAL OWNER:

(Please Print)
Signature:
Date:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE TO VICI PROPERTIES INC. AS FOLLOWS:
VICI Properties Inc.
8329 W. Sunset Road, Suite 210
Las Vegas, Nevada 89113
Attention Mary Elizabeth Higgins, Chief Financial Officer
E-mail Address: mbhiggins@caesars.com

This Notice and Questionnaire must be returned in the manner and within the time period set forth in the Registration Rights Agreement in order to include Registrable Securities in such Shelf Registration Statement.

    C-1